UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2017

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2017, Valley National Bancorp (the “Company”) commenced a public offering of fixed-to-floating rate non-cumulative perpetual preferred stock.

Preferred Stock

The Company agreed to sell 4,000,000 shares of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), no par value per share, with a liquidation preference of $25 per share. The Company also granted the underwriters an option to purchase up to 600,000 additional shares of Series B Preferred Stock to cover overallotments. Dividends on the Series B Preferred Stock will accrue and be payable quarterly in arrears, at a fixed rate per annum equal to 5.50% from the original issue date to, but excluding, September 30, 2022, and thereafter at a floating rate per annum equal to three-month LIBOR plus a spread of 3.578%. The Series B Preferred Stock is offered pursuant to the Prospectus Supplement dated July 27, 2017 to the Prospectus dated March 20, 2015, filed as part of the Registration Statement on Form S-3ASR (File No. 333-202916) that became effective when filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on March 20, 2015. The Company estimates that the net proceeds from the offering and sale of Series B Preferred Stock will be approximately $98 million.

Underwriting Agreement

On July 27, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein, with respect to the offer and sale of 4,000,000 shares of Series B Preferred Stock (or 4,600,000 if the underwriters exercise their overallotment option in full). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the underwriters against certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders

On July 31, 2017, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the New Jersey Department of Treasury, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a new series of the Series B Preferred Stock.

The Series B Preferred Stock ranks (i) senior to the Company’s common stock and any class or series of the Company’s capital stock that may be issued in the future that is not expressly stated to be on parity with or senior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company, (ii) on parity with the Company’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A and any class or series of the Company’s capital stock that may be issued in the future that is expressly stated to be on parity with the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company and (iii) junior to any class or series of the Company’s capital stock that may be issued in the future that is expressly stated to be senior to the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company.

Under the terms of the Series B Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire the Company’s common stock or any other stock ranking junior to or on parity with the Series B Preferred Stock, is subject to restrictions in the event that the Company has not declared and either paid or set aside a sum sufficient for payment of full dividends on the Series B Preferred Stock for the most recently completed dividend period.

The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is included as Exhibit 3.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the offering of the Series B Preferred Stock, the Company filed the Certificate of Designations with the New Jersey Department of Treasury amending the Company’s Restated Certificate of Incorporation, on July 31, 2017, which became effective upon filing. The Certificate of Designations creates Series B Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, and establishes the terms of the Series B Preferred Stock, fixes the authorized number of such shares at 4,600,000 and provides for certain other powers, rights and preferences. The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is included as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

On July 27, 2017, the Company issued a press release on the subject of the pricing of the public offering of the Series B Preferred Stock. A copy of such press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

1.1	Underwriting Agreement, dated July 27, 2017, by and between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein
3.1	Certificate of Designations, filed July 31, 2017
5.1	Opinion of Day Pitney LLP regarding the legality of the Series B Preferred Stock
23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)
99.1	Press release on the subject of the pricing of the public offering of the Company’s Series B Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2017	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow

Senior Executive Vice President and
Chief Financial Officer (Principal Financial Officer)

[Signature page to Form 8-K]

EXHIBIT INDEX

1.1	Underwriting Agreement, dated July 27, 2017, by and between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein
3.1	Certificate of Designations, filed July 31, 2017
5.1	Opinion of Day Pitney LLP regarding the legality of the Series B Preferred Stock
23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)
99.1	Press release on the subject of the pricing of the public offering of the Company’s Series B Preferred Stock